UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Shake Shack, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2019 (the “Proxy Statement”). This Amendment No. 1 is being filed with the SEC to correct and supplement the disclosure under the caption “Section 16(a) Beneficial Ownership Reporting Compliance,” in order to identify reports filed on an untimely basis by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Company’s securities. Except as set forth below, this Amendment No. 1 does not otherwise modify or update any other disclosure presented in the Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events. Unless otherwise expressly provided in this Amendment No. 1, all defined terms used in this Amendment No. 1 have the same meaning ascribed to them in the Proxy Statement.
CHANGES TO THE PROXY STATEMENT:
The disclosure under the caption “Section 16(a) Beneficial Ownership Reporting Compliance” on page 48 of the Proxy Statement is hereby replaced in its entirety with the following:
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act and SEC rules require our directors, executive officers and persons who own more than 10% of any class of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Based solely on our review of the reports filed with the SEC and written representations from such reporting persons, we determined that all Section 16 reports were timely filed in fiscal 2018 by our directors, executive officers and beneficial owners of more than 10% of any class of our common stock, except that (i) the Company inadvertently filed one report eight days late on behalf of Tara Comonte with respect to a grant by the Company of RSUs, (ii) on one occasion involving an annual grant of director RSU awards, the Company inadvertently filed reports one day late on behalf of each of Josh Silverman, Daniel H. Meyer, Jenna Lyons, Jeffrey Flug, Anna L. Fieler, and Robert T. Vivian, and (iii) Jonathan D. Sokoloff and Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., GEI Capital VI, LLC, Green VI Holdings, LLC, Leonard Green & Partners, L.P., LGP Management Inc., LGP Malted Coinvest LLC and Peridot Coinvest Manager LLC each inadvertently filed one late report one day late in connection with the annual grant of RSUs to Mr. Sokoloff as a director of the Company.